EXHIBIT 10.1

EXECUTION VERSION

THIRD AMENDMENT TO LOAN FACILITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN FACILITY AGREEMENT dated December 4, 2015 (this “Amendment”) is entered into among Aaron’s, Inc., a Georgia corporation (the “Sponsor”), the Guarantors, the Participants party hereto and SunTrust Bank, as Servicer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Facility Agreement (as defined below).

RECITALS

WHEREAS, the Sponsor, the Participants and SunTrust Bank, as Servicer, entered into that certain Third Amended and Restated Loan Facility Agreement dated as of April 14, 2014 (as amended by that certain First Amendment to Loan Facility Agreement dated as of December 9, 2014, as amended by that certain Second Amendment to Loan Facility Agreement dated as of September 11, 2015 and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Facility Agreement”);

WHEREAS, the Sponsor has requested certain amendments to the Loan Facility Agreement;

WHEREAS, the Participants agree to such requested amendments subject to the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments to Loan Facility Agreement.    The Loan Facility Agreement is hereby amended as follows:

(a)         Section 2.1(a) of the Loan Facility Agreement is amended by replacing “December 9, 2015” with “December 8, 2016”.

(b)         The portion of Section 3.3 of the Loan Facility Agreement preceding clause (a) thereof is amended in its entirety to read as follows:

Section 3.3        Monthly Servicing Report.   Within three (3) Business Days after the end of each calendar month, the Servicer shall telecopy (or email) to the Sponsor a servicing report in a form substantially similar to Exhibit F or such other form as may be mutually agreed between the Servicer and Sponsor (the “Monthly Servicing Report”) setting forth the following information with respect the Loans:

(c)         Section 4.1 of the Loan Facility Agreement is amended in its entirety to read as follows:

Section 4.1        Notice of Loan Defaults.  Within fifteen (15) days after the occurrence of any Loan Payment Default, the Servicer shall send written notice of such Loan Payment Default to the applicable Borrower and Sponsor. Within fifteen (15) days after the Servicer obtains actual knowledge of the occurrence of any Loan Default other than a Loan Payment Default, the Servicer shall send written notice of such Loan Default to the applicable Borrower and Sponsor.

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(d)         Section 4.5 of the Loan Facility Agreement is amended in its entirety to read as follows:

Section 4.5        Rights after Response Period and for Loan Defaults other than Loan Payment Defaults.  In the event that (a) any Loan Default (other than a Loan Payment Default) occurs and is continuing or (b) any Loan Payment Default is not cured during the applicable Response Period, (i) the Servicer shall have the right to (A) demand that Sponsor comply with its obligations with respect to such Defaulted Loan set forth in Article X and (B) administer and enforce such Loan as it deems appropriate, without regard to any limitations or restrictions set forth herein (but subject to Article III in all events) or in any other Operative Document, and (ii) notwithstanding anything contained in this Article IV to the contrary, the Sponsor shall, within five (5) Business Days of its receipt of a written demand from the Servicer instructing it to do so, purchase the Loan Indebtedness of the Defaulted Loan and assume the Loan Commitment related thereto.

2.          Conditions Precedent.    This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a)         Amendment.  The Servicer shall have received counterparts of this Amendment signed by each of the Credit Parties, the Participants and the Servicer.

(b)         Good Standing Certificates.  The Servicer shall have received a certificate of good standing or existence, as may be available from the Secretary of State of the jurisdiction of incorporation or formation of each Credit Party.

(c)         Fees and Attorney Costs.  The Sponsor shall have paid (i) all fees and other amounts due and payable on or prior to the date hereof, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Servicer) required to be reimbursed or paid by the Sponsor hereunder, under any other Operative Document or under any agreement with the Servicer, and (ii) all fees and other amounts set forth in the invoice provided to the Sponsor by the Servicer prior to the date hereof.

3.           Miscellaneous.

(a)         This Amendment shall be deemed to be, and is, an Operative Document.

(b)         Each Credit Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Facility Agreement or the other Operative Documents or any certificates, documents, agreements and instruments executed in connection therewith, (iii) affirms all of its obligations under the Operative Documents, (iv) affirms that each of the Liens granted in or pursuant to the Operative Documents are valid and subsisting and (v) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Operative Documents.

(c)         Effective as of the date hereof, all references to the Loan Facility Agreement in each of the Operative Documents shall hereafter mean the Loan Facility Agreement as amended by this Amendment.

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(d)         Each of the Credit Parties hereby represents and warrants to the Servicer and the Credit Parties as follows:

(i)         such Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

(ii)        this Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

(iii)       no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment;

(iv)       there are no known investigations or inquiries by any Governmental Authority regarding the Commitments or any transaction being financed with the proceeds thereof;

(v)        except as set forth in a certificate of an officer (or manager) of such Credit Party delivered to the Servicer on the date hereof, (A) there have been no changes to (1) the articles of incorporation or other constitutive document or (2) bylaws, operating agreement or other similar governing document of such Credit Party last certified and delivered to the Servicer and (B) the name and title of each officer of such Credit Party as set forth in a secretary’s certificate, incumbency certificate or similar certificate for such Credit Party last delivered to the Servicer;

(vi)       the resolutions of such Credit Party last certified and delivered to the Servicer in connection with the Loan Facility Agreement duly authorize the execution, delivery and performance of this Amendment and the Loan Facility Agreement as amended hereby;

(vii)      as of the date hereof, no Credit Event or Unmatured Credit Event exists; and

(viii)     as of the date hereof, all representations and warranties of such Credit Party set forth in the Operative Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects); provided, that to the extent any such representation or warranty relates to a specific prior date, such representation or warranty is true and correct in all material respects (other than those representations and warranties that are expressly qualified by Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects) only as of such specific prior date.

(e)         This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopy, pdf or other similar electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

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(f)         This Amendment shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SPONSOR:	AARON’S, INC.

By: /s/ Gilbert L. Danielson
	Name:	Gilbert L. Danielson
	Title:	Executive Vice President and Chief Financial
Officer

GUARANTORS:	AARON INVESTMENT COMPANY,
as a Guarantor

By: /s/ Gilbert L. Danielson
	Name:	Gilbert L. Danielson
	Title:	Vice President and Treasurer

AARON’S PRODUCTION COMPANY,
as a Guarantor

By: /s/ Gilbert L. Danielson
	Name:	Gilbert L. Danielson
	Title:	President and Chief Executive Officer

99LTO, LLC,
AARON’S LOGISTICS, LLC,
AARON’S PROCUREMENT COMPANY, LLC,
AARON’S STRATEGIC SERVICES, LLC,
each as a Guarantor

	By:	AARON’S, INC., as sole Manager

By: /s/ Gilbert L. Danielson
	Name:	Gilbert L. Danielson
	Title:	Executive Vice President, Chief Financial
Officer

PROGRESSIVE FINANCE HOLDINGS, LLC,
as a Guarantor

By: /s/ Gilbert L. Danielson
	Name:	Gilbert L. Danielson
	Title:	Executive Vice President

THIRD AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S, INC.

Prog Finance Arizona, LLC
Prog Finance California, LLC
Prog Finance Florida, LLC
Prog Finance Georgia, LLC
Prog Finance Illinois, LLC
Prog Finance Michigan, LLC
Prog Finance New York, LLC
Prog Finance Ohio, LLC
Prog Finance Texas, LLC
Prog Finance Mid-West, LLC
Prog Finance North-East, LLC
Prog Finance South-East, LLC
Prog Finance West, LLC
NPRTO Arizona, LLC
NPRTO California, LLC
NPRTO Florida, LLC
NPRTO Georgia, LLC
NPRTO Illinois, LLC
NPRTO Michigan, LLC
NPRTO New York, LLC
NPRTO Ohio, LLC
NPRTO Texas, LLC
NPRTO Mid-West, LLC
NPRTO North-East, LLC
NPRTO South-East, LLC
NPRTO West, LLC, each as a Guarantor

By:		PROG LEASING, LLC, Sole Manager

	By:	PROGRESSIVE FINANCE
HOLDINGS, LLC, Sole Manager

By: /s/ Gilbert L. Danielson
Name:		Gilbert L. Danielson
Title:		Executive Vice President

PANGO LLC, as a Guarantor

By:	PROGRESSIVE FINANCE HOLDINGS, LLC,
Sole Manager

By: /s/ Gilbert L. Danielson
Name:		Gilbert L. Danielson
Title:		Executive Vice President

THIRD AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S, INC.

PROG LEASING, LLC, as a Guarantor

By:	PROGRESSIVE FINANCE HOLDINGS, LLC,
Sole Manager

By: /s/ Gilbert L. Danielson
Name:	Gilbert L. Danielson
Title:	Executive Vice President

THIRD AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S, INC.

SERVICER:	SUNTRUST BANK,
as Servicer and as a Participant

By:/s/ Richard D. Rowe
	Name:	Richard D. Rowe
	Title:	Director

THIRD AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S, INC.

PARTICIPANTS:	REGIONS BANK,
as a Participant

By:/s/ Ryan Hammack
	Name:	Ryan Hammack
	Title:	Vice President

THIRD AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S, INC.

PARTICIPANTS:	BRANCH BANKING AND TRUST COMPANY,
as a Participant

By:/s/ Bradley B. Sands
	Name:	Bradley B. Sands
	Title:	Assistant Vice President

THIRD AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S, INC.

PARTICIPANTS:	BANK OF AMERICA, N.A,
as a Participant

By:/s/ Ryan Maples
	Name:	Ryan Maples
	Title:	Vice President

THIRD AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S, INC.

PARTICIPANTS:	SYNOVUS BANK,
as a Participant

By:/s/ John R. Frierson
	Name:	John R. Frierson
	Title:	Senior Vice President

THIRD AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S, INC.

PARTICIPANTS:	FIFTH THIRD BANK,
as a Participant

By:/s/ Robert Urban
	Name:	Robert Urban
	Title:	Managing Director

THIRD AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S, INC.

PARTICIPANTS:	CITIZENS BANK, N.A.,
as a Participant

By:/s/ Peter van der Horst
	Name:	Peter van der Horst
	Title:	Senior Vice President

THIRD AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S, INC.